UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 30, 2022
EOS ENERGY ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39291	84-4290188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3920 Park Avenue
Edison, New Jersey 08820
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (732) 225-8400
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	EOSE	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock	EOSEW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 30, 2022, HI-POWER, LLC (“HI-POWER”), a wholly owned subsidiary of Eos Energy Enterprises Inc. (the "Company"), borrowed an additional $4.2 million by entering into an equipment financing schedule with Trinity Capital Inc. ("Trinity") pursuant to its previously disclosed Equipment Financing Agreement (the "Financing Agreement"), dated as of September 30, 2021, with Trinity, bringing its total borrowings under the Financing Agreement to $11.2 million. The proceeds will be used to finance the acquisition of certain equipment and other property, approved by Trinity.

Pursuant to the Financing Agreement, HI-POWER and Trinity will enter into one or more equipment financing schedules (individually, a “Schedule” and, collectively, the “Schedules”) from time to time, evidencing a borrowing under the Financing Agreement. Under each Schedule, HI-POWER will make monthly payments to Trinity based on monthly payment factors determined by Trinity based on the prime rate reported in The Wall Street Journal on the first day of the month in which a Schedule is executed for the term specified in each Schedule.

The description of the Financing Agreement set forth in Items 1.01 and 2.03 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 5, 2021 is incorporated herein by reference. The foregoing description of the Financing Agreement does not purport to be complete and is qualified in its entirety by reference to the Financing Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 5, 2021.

Item 9.01 Financial Statement and Exhibits.
(d) Exhibits

Exhibit Number	Description of Document
104	Cover page of this Current Report on Form 8-K formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOS ENERGY ENTERPRISES, INC.

Dated: September 30, 2022	By:	/s/ Randall Gonzales
	Name:	Randall Gonzales
	Title:	Chief Financial Officer
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